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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2005

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)

           WISCONSIN                       333-28751                      39-1580331
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
        incorporation)                                                        No.)

                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Neenah Foundry Company announced that it will host a conference call at 10 a.m. (Central Time) on Friday, January 6, 2006 to discuss its Annual Report on Form 10-K for the year ended September 30, 2005. A replay of this call will be available until January 13, 2006. Details of the call and the replay thereof are included in the press release attached as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

      Number                    Description
      ------                    -----------
       99.1          Press Release dated December 27, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEENAH FOUNDRY COMPANY


                                       /s/ Gary W. LaChey
                                       ------------------
Date: December 27, 2005                Name:  Gary W. LaChey
                                       Title: Corporate Vice President - Finance

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                                  EXHIBIT INDEX

Number                  Description
------                  -----------
 99.1          Press Release dated December 27, 2005